UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934 (Amendment No. 1)

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GoPro, Inc.
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EXPLANATORY NOTE
This Amendment No. 1 (the “Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by GoPro, Inc. (the “Company,” “we” or “us”) with the Securities and Exchange Commission (the “SEC”) on April 22, 2016. The Proxy Statement was filed in connection with the Company’s 2016 Annual Meeting of Stockholders to be held on June 6, 2016 (the “Annual Meeting”).
This Amendment is being filed solely to amend and restate Proposal No. 3 set forth in the Proxy Statement, titled “Re-approval of the GoPro, Inc. 2014 Equity Incentive Plan for the purpose of authorizing grants of French-qualified restricted stock units,” to include approval of an amendment to the GoPro, Inc. 2014 Equity Incentive Plan to increase the maximum number of shares that can be granted to an employee in one calendar year for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, in addition to the re-approval of the GoPro, Inc. 2014 Equity Plan for the purpose of authorizing grants of French-qualified restricted stock units. Proposal No. 3 in the Proxy Statement is hereby amended and replaced in its entirety with the contents of Proposal No. 3A contained in this Amendment, titled “Approval of Amendments to the GoPro, Inc. 2014 Equity Incentive Plan to increase the Section 162(m) share limits and authorize grants of French-qualified RSUs.” The sections of the Proxy Statement that were not amended are unchanged and continue in full force and effect as originally filed. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement. This Amendment should be read together with the Proxy Statement, and the information contained in this Amendment modifies or supersedes any inconsistent material with respect to Proposal No. 3 contained in the Proxy Statement, and for clarity, all references to Proposal No. 3 contained in the Proxy Statement should be read to refer to Proposal No. 3A contained in this Amendment.

PROPOSAL NO. 3A
APPROVAL OF AMENDMENTS TO THE GOPRO, INC. 2014 EQUITY INCENTIVE PLAN TO INCREASE THE SECTION 162(M) SHARE LIMITS AND AUTHORIZE GRANTS OF FRENCH-QUALIFIED RSUS
General
Our 2014 Equity Incentive Plan, which became effective in June 2014 in connection with our initial public offering, provides for the grant of awards to eligible employees, directors, consultants, independent contractors and advisors in the form of stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units (“RSUs”) and performance awards. Our board of directors, on the recommendation of its compensation and leadership committee (the “Committee”), is submitting this proposal to amend our 2014 Equity Incentive Plan (the “2014 Plan”) to our stockholders for approval at the Annual Meeting. Approval of the 2014 Plan, as amended, will serve two purposes:

•
increase the maximum number of shares of our Class A common stock that can be granted to a participant in the 2014 Plan in any one calendar year for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), from 500,000 shares for participants in the 2014 Plan and 1,000,000 shares for new employees, to 3,000,000 shares for participants in the 2014 Plan and 6,000,000 shares for new employees, while preserving our ability to take a federal corporate income tax deduction for certain compensation granted or paid under the 2014 Plan (the “Section 162(m) Limit Increase”); and

•	authorize grants of French-qualified RSUs (the “French-qualified RSUs”).
This proposal does not increase the total number of shares authorized for issuance under our 2014 Plan.
We believe that our ability to remain competitive, and ultimately our future success, depends significantly on our ability to attract, retain and motivate highly qualified personnel. In order to be competitive as an employer in our industry, we rely on our equity-based compensation programs, including the grant of awards under the 2014 Plan, among other things, to attract and retain qualified people. Allowing employees to participate in owning shares of our common stock helps to align the objectives of our stockholders and employees and is important in attracting, motivating and retaining the highly skilled personnel that are necessary in our industry.
Approval of Section 162(m) Limit Increase
We use equity awards to motivate our employees, including our executive officers, by providing them with the opportunity to build an equity interest in the Company and to share in the potential appreciation of the value of our common stock. Historically, we have relied on options to purchase shares of our common stock and, beginning in 2014 and since 2015, RSU awards that are settled for shares of our Class A common stock as the principal vehicles for delivering long-term incentive compensation to our employees, including our executive officers. The Committee believes these awards are critical in enabling us to attract and retain key talent and align our employees’ interests with the long-term interests of our stockholders.
Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receives more than $1,000,000 in compensation in any single year. Compensation includes, without limitation, cash compensation; ordinary income arising from the exercise of stock options that are nonqualified stock options, restricted stock awards, stock appreciation rights and RSUs; ordinary income arising from disqualifying dispositions of shares of common stock acquired upon the exercise of stock options that were granted as incentive stock options or under our Employee Stock Purchase Plan; and ordinary income arising from stock bonus awards and performance awards conferred in cash or shares. The executive officers whose compensation is subject to deduction limitation are those that constitute “covered employees” within the meaning of Section 162(m), which generally includes our Chief Executive Officer and certain of our most highly-compensated officers and excludes in all cases our Chief Financial Officer. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1,000,000 in a single year. Certain awards granted under the 2014 Plan permit the Committee to design such awards to qualify as “performance-based” compensation within the meaning of Section 162(m).
In June 2015, our stockholders approved the material terms of the 2014 Plan for purposes of Section 162(m), including share limits, performance award dollar limit and performance criteria. We are now asking our stockholders to approve an amendment to the 2014 Plan to increase the maximum number of shares that may be issuable pursuant to the grant of awards to participants in the 2014 Plan in any one calendar year for purposes of Section 162(m), from 500,000 shares for participants in the 2014 Plan and 1,000,000 shares for new employees, to 3,000,000 shares for participants in the 2014 Plan and 6,000,000 shares for new employees.
The Committee and our board of directors believe that this Amendment is advisable in order to continue to compensate our executives and other key employees at a level consistent with our overall strategic and financial performance and to provide remuneration sufficient to attract, retain and motivate them in the highly-competitive technology and consumer-oriented environments in which we operate. Because the ultimate value of such equity awards is directly related to the market price of our common stock, and the Committee generally requires such awards to vest over an extended period of time, they also serve to focus management on the creation and maintenance of long-term stockholder value.
If our stockholders do not approve this Proposal No. 3A, new awards may be granted to eligible participants only up to the number of shares currently authorized and available for issuance under the 2014 Plan, and up to the current individual award limits per calendar year. Additionally, if our stockholders do not approve this Proposal No. 3A, the equity awards approved by the Committee in May 2016 to Mr. Anthony Bates, our President and a member of our board of directors, will be void, as described below under “—Certain Interests of Directors.”
Approval for the purpose of granting French-qualified RSUs
In August 2015, a French law (Loi Macron or the “Macron Law”) introduced changes to the terms and conditions under which French-qualified RSUs may be granted. French employees granted RSUs that qualify under the Macron Law (“French-qualified RSUs”) are subject to specific income tax and social security treatment with respect to the income from the French-qualified RSUs and the French employer may benefit from a lower rate of social security contributions on the income than on the income from RSUs granted under the pre-Macron qualified RSU regime or as non-qualified RSUs. Further, the employer social contributions due on the income from French-qualified RSUs are due at the time of vesting instead of at the time of grant, as is the case under the pre-Macron qualified RSU regime. Among the conditions for granting French-qualified RSUs under the Macron Law is that the French-qualified RSUs are granted pursuant to an equity incentive plan approved by stockholders after August 7, 2015.
Our 2014 Plan provides that our board of directors and the Committee each has the full authority, in its sole discretion, to adopt plans or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries, and to allow for tax-preferred treatment of awards. In order to position us to take advantage of the Macron Law, our board of directors has already adopted a French Sub Plan under the 2014 Plan (the “French Sub Plan”), subject to approval of our 2014 Plan, as amended, by our stockholders.
Summary of the 2014 Plan
We adopted the 2014 Plan, which became effective in June 2014, as the successor to our 2010 Equity Incentive Plan (“2010 Plan”). As of March 31, 2016, there were 17,575,527 shares reserved for issuance under our 2014 Plan and the number of shares reserved for issuance under our 2014 Plan will increase automatically on the first day of January of each of 2017 through 2024 by the number of shares equal to 3% of the total outstanding shares of our common stock (which includes outstanding shares of our Class A common stock, outstanding shares of our Class B common stock, outstanding stock options and outstanding RSUs) as of the immediately preceding December 31. However, our board of directors may reduce the amount of the increase in any particular year. In addition, the following shares are available for grant and issuance under our 2014 Plan:

•
shares subject to stock options or stock appreciation rights granted under our 2014 Plan that cease to be subject to the stock option or stock appreciation right for any reason other than exercise of the stock option or stock appreciation right;

•	shares subject to awards granted under our 2014 Plan that are subsequently forfeited or repurchased by us at the original issue price;

•	shares subject to awards granted under our 2014 Plan that otherwise terminate without shares being issued;

•	shares surrendered, cancelled, or exchanged for cash or a different award (or combination thereof);

•	shares issuable upon the exercise of stock options or subject to other awards under our 2010 Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise;

•	shares issued under our 2010 Plan that are forfeited or repurchased by us; and

•	shares subject to awards under our 2010 Plan that are used to pay the exercise price of a stock option or withheld to satisfy the tax withholding obligations related to any award.
Without giving effect to the amendment as proposed herein, no person may be granted stock awards covering more than 500,000 shares of our Class A common stock under the 2014 Plan during any calendar year other than a new employee of ours, who will be eligible to receive no more than 1,000,000 shares of our Class A common stock under the 2014 Plan in the calendar year in which the employee commences employment. If our stockholders approve the 2014 Plan as amended pursuant to this Proposal No. 3A, such limits shall be increased as follows: no participant may be granted awards covering more than 3,000,000 shares of our Class A common stock under the 2014 Plan during any calendar year, other than a new employee of ours, who will be eligible to receive no more than 6,000,000 shares of our Class A common stock under the 2014 Plan in the calendar year in which the employee commences employment. These share limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer that may be imposed by Section 162(m). No more than 134,702,290 shares shall be issued pursuant to the exercise of incentive stock options. In addition, the maximum number of shares subject to awards granted to each of our non-employee directors, pursuant to Section 12 of the 2014 Plan, in any calendar year shall not exceed 1,000,000.
Our 2014 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors, directors and advisors render services that are not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of stock options must be at least equal to the fair market value of our common stock on the date of grant. As of December 31, 2015, approximately 1,550 employees, approximately 258 consultants and independent contractors, and four non-employee directors were eligible to participate in the 2014 Plan.
Administration of the 2014 Plan
Our 2014 Plan is administered by the Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our board of directors acting in place of the Committee. The Committee has the authority to construe and interpret our 2014 Plan, grant awards and make all other determinations necessary or advisable for the administration of the plan. Individuals participate in the 2014 Plan on the basis of the Committee's exercise of its discretion to grant awards under the 2014 Plan. The Committee has the authority to reprice any outstanding stock award (by reducing the exercise price of any outstanding option, canceling an option in exchange for cash or another equity award or any other action that may be deemed a repricing under generally accepted accounting provisions) under the 2014 Plan without the approval of our stockholders.
Shares available for issuance under the 2014 Plan
As of March 31, 2016, a total of 17,575,527 shares of our Class A common stock were available for issuance under the 2014 Plan and the French Sub Plan. The number of shares of Class A common stock available for issuance under the 2014 Plan is subject to adjustment to reflect stock splits, reorganizations and similar events and the annual automatic increase in the number of shares available, as described above; however, adjustment of French-qualified RSUs under such circumstances may result in a loss of qualified status.
Stock options
Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements adopted by the Committee. The Committee determines the exercise price for a stock option, within the terms and conditions of the 2014 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our Class A common stock on the date of grant, except where a higher exercise price is required in the case of certain incentive stock options, as described below.
We anticipate that in general, stock options will vest over a four-year period. Stock options may vest based on time or achievement of performance conditions. The Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The Committee determines the term of stock options granted under the 2014 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than for cause, disability or death, the optionholder may exercise any vested stock options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates is terminated for cause, then the option terminates immediately. If an optionholder’s service relationship with us or any of our affiliates terminates due to disability, the optionholder may exercise any vested options for a period of six months. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within three months following termination of service other than for cause or due to disability, the optionholder or a beneficiary may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its maximum term.
Acceptable consideration for the purchase of Class A common stock issued upon the exercise of a stock option is determined by the Committee and may include cash, check or other legal consideration approved by the Committee, including a broker-assisted cashless exercise, the tender of Class A common stock or Class B common stock previously owned by the optionholder, cancellation of our indebtedness to the optionholder or waiver of compensation due to the optionholder for services rendered.
Unless the Committee provides otherwise, stock options generally are not transferable except by will or the laws of descent and distribution. An optionholder may, however, designate a beneficiary who may exercise the stock option following the optionholder’s death.
Limitations on incentive stock options
Incentive stock options may be granted only to employees of ours or our parent or subsidiary companies. The aggregate fair market value, determined at the time of grant, of shares of our Class A common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock comprising more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.
Restricted stock awards
Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the Committee. A restricted stock award is an offer by us to sell shares of our Class A common stock subject to restrictions. The price, if any, of a restricted stock award is determined by the Committee. Restricted stock awards may be granted in consideration for cash, check, past or future services rendered to us or our affiliates, or any other form of legal consideration determined by the Committee. Shares of Class A common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option or forfeiture restriction in our favor in accordance with a vesting schedule to be determined by the Committee. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the Committee. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested will be forfeited or subject to repurchase upon the participant’s cessation of continuous service for any reason.
RSUs
RSUs are granted pursuant to RSU agreements adopted by the Committee. RSUs represent the right to receive shares of our Class A common stock at a specified date in the future, subject to forfeiture of that right because of termination of the holder’s services to us or the holder’s failure to achieve certain performance conditions. If an RSU has not been forfeited, then on the date specified in the RSU agreement, we may deliver to the holder of the RSU whole shares of our Class A common stock, which may be subject to additional restrictions, cash or a combination of our Class A common stock and cash. The Committee may also permit the holders of the RSUs to defer payment to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
Stock appreciation rights
Stock appreciation rights are granted pursuant to stock appreciation rights agreements adopted by the Committee. Stock appreciation rights provide for a payment, or payments, in cash or shares of our Class A common stock, to the holder based upon the increase in the fair market value of our Class A common stock on the date of exercise from the stated exercise price (subject to any maximum number of shares as may be specified in the applicable award agreement). The payment may occur upon the exercise of a stock appreciation right or deferred with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the stock appreciation right and any deferral satisfy the requirements of Section 409A of the Code. The Committee determines the exercise price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Stock appreciation rights may vest based on continued service or achievement of performance conditions. Stock appreciation rights expire under the same rules that apply to stock options.
Performance awards
The 2014 Plan permits the grant of performance awards in the form of a cash bonus or an award of performance shares. Performance awards are distinct from the other equity awards (such as options, restricted stock awards, RSUs and stock appreciation rights) provided under the 2014 Plan. No person will be eligible to receive more than $1,000,000 in performance awards in any calendar year under the 2014 Plan. While other equity-based awards may be structured to vest, in whole or in part, upon the achievement of performance goals, those other awards are not performance awards within the meaning of the

2014 Plan and therefore are only subject to the per employee per calendar year share limitations discussed above, rather than this $1,000,000 limitation.
Other stock awards
The Committee may grant other awards based in whole or in part by reference to our Class A common stock. The Committee sets the number of shares under the award and all other terms and conditions of such awards.
Changes to capital structure
In the event that there is a specified type of change in our capital structure, such as a stock split, stock dividend, recapitalization, combination, reclassification or similar change in the capital structure of our company, without consideration appropriate adjustments will be made to (a) the class and maximum number of shares reserved under the 2014 Plan, (b) the class and maximum number of shares subject to stock options, stock appreciation rights and performance stock awards that can be granted in a calendar year, (c) the class and maximum number of shares that may be issued upon exercise of incentive stock options, (d) the maximum number of shares that may be awarded to an individual or to a new employee in any one calendar year, and (e) the number of shares and exercise price, if applicable, of all outstanding stock awards.
Corporate transactions
The 2014 Plan provides that, in the event of a sale, lease or other disposition of all or substantially all of our assets, or specified types of mergers or consolidations (each, a “corporate transaction”) any of the following may occur: outstanding awards may be continued if we are the successor entity; outstanding awards may be assumed by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding; awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash or securities of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or the vesting, exercisability and expiration of outstanding awards may be accelerated. Awards held by directors who are not employees of ours or our parent or subsidiary companies will immediately vest as to all or any portion of the shares subject to the stock award and will become exercisable at such times and on such conditions as the Committee determines.
Plan suspension or termination
Our board of directors has the authority to suspend or terminate the 2014 Plan at any time provided that such action does not impair the existing rights of any participant. The 2014 Plan will terminate on June 25, 2024.
The summary of the 2014 Plan provided above is a summary of the principal features of the 2014 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2014 Plan. It is qualified in its entirety by reference to the full text of the 2014 Plan, as amended, which is attached as Appendix A hereto.
Material tax consequences of awards granted under the 2014 Plan
The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2014 Plan based on federal income tax laws in effect on the date of this Amendment.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or the gift, estate, excise, payroll, or other tax laws other than federal income tax law. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.
Stock options and stock appreciation rights
A recipient of a stock option or stock appreciation right will not recognize taxable income upon the grant of those awards. For nonqualified stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally required period (currently more than two years from the date of grant and more than one year from the date of exercise). If the shares are not held for the legally required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain recognized on the sale generally will be short-term or long-term capital gain. Different and complex rules may apply to incentive stock options that are early exercisable, and we encourage participants holding any such award to seek the advice of their own tax counsel.
Restricted stock awards
For restricted stock awards, unless vested or the recipient elects under Section 83(b) of the Code to be taxed at the time of grant or purchase, the recipient will not have taxable income upon the grant, but will recognize ordinary income upon vesting equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
RSUs
A holder of an RSU does not recognize taxable income when the RSU is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).
Other share-based awards
The tax effects of other share-based awards will vary depending on the type, terms and conditions of those awards.
Performance awards
No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of common stock or other property received.
Summary of the French Sub Plan under the 2014 Plan
This summary of the French Sub Plan is a summary of the principal features of the French Sub Plan and does not purport to be a complete description of all of the provisions of the French Sub Plan. This summary is qualified in its entirety by the full text of the French Sub Plan, which is set forth as Appendix B to this Amendment.

Awards under the French Sub Plan
The French Sub Plan provides for the grant of RSUs only; it does not provide for the grant of stock options, restricted stock awards, stock bonus awards, stock appreciation rights or other equity awards. We are not required under the Macron Law to grant French-qualified RSUs in France. We may choose, at our discretion, to grant non-qualified awards under the 2014 Plan but outside of the French Sub Plan to employees of our French subsidiaries depending on the circumstances.
Eligible individuals
Any French service provider to the Company or one of its qualifying French subsidiaries who, on the date of grant of the French-qualified RSU, is either employed under the terms of an employment contract with a French qualifying entity or who is a managing corporate officer of a French qualifying entity is eligible to receive a French-qualified RSU, provided that he or she also satisfies the eligibility conditions of the 2014 Plan. French-qualified RSUs may not be issued to corporate officers of the French subsidiaries of the Company, other than to managing corporate officers. Also, French-qualified RSUs may not be issued to employees or managing corporate officers owning more than 10% of the Company’s share capital.
As of May 1, 2016 approximately 102 employees would qualify for French-qualified RSUs under the French Sub Plan.
Conditions of French-qualified RSUs
French-qualified RSUs may not vest and settle prior to the expiration of the minimum mandatory vesting period under French law. However, in the event of the death of a French holder of a French-qualified RSU, such RSU holder’s heirs may request that the shares subject to the RSU be transferred to them during the six-month period following the RSU holder’s death and if such a request is made, the RSUs must vest in full and the shares be issued to the heirs. To the extent this request is not made within the six month period following the French-qualified RSU holder’s death, the RSU is forfeited.
Shares issued pursuant to French-qualified RSUs may be subject to a minimum mandatory holding period required under applicable law. This holding period continues to apply even if a holder of a French-qualified RSU is no longer an employee of the Company (or a subsidiary of the Company) or a managing corporate officer of a French entity, except in the case of disability or death where this holding period no longer applies.
In the event of a change in capitalization or a corporate transaction, as set forth in our 2014 Plan, adjustments to the terms and conditions of the French-qualified RSUs (including the shares underlying them) may be made only in accordance with the terms of our 2014 Plan and as may otherwise be required under applicable French legal, tax and social security rules.
In the event a French-qualified RSU ceases to be qualified due to changes to the terms and conditions of such RSU, the Committee may lift, shorten or terminate certain restrictions applicable to the vesting or the sale of shares that had previously applied.
Notwithstanding any provision of our 2014 Plan to the contrary (and except in the case of death), French-qualified RSUs are nontransferable.
Material tax consequences under the French Sub Plan
French-qualified RSUs issued to French-resident employees subject to the French social security regime should be subject to 15.5% social security taxes on the value of such awards at the time of vesting, in contrast to currently being subject to a combined 18% social security tax rate. The vesting gain continues to be subject to progressive income tax rates (up to 45%) that employees pay upon ultimate sale of the shares received upon the settlement of French-qualified RSUs, but under the Macron Law, the taxable income subject to progressive income tax can be reduced by 50% or 65% if the shares are held for a specified number of years following vesting. In addition, under the Macron Law, the employing company will be subject to a 20% social security tax upon vesting of French-qualifying RSUs, in contrast to the current 30% social security tax that is imposed upon grant of pre-Macron qualified restricted stock units (and which currently is not refunded if restricted stock units are forfeited before vesting). The tax consequences of participating in the French Sub Plan may vary with respect to individual situations and it should be noted that income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
Our board of directors believes that it is in the best interests of the Company and its stockholders to enable the Company to have the authority to grant French-qualified RSUs under the French Sub Plan that would qualify for the income tax and social security tax treatment authorized under the Macron Law. If stockholders do not approve our 2014 Plan pursuant to which the French Sub Plan is established, we will not be able to grant French-qualified RSUs, but, we can continue to grant nonqualified RSUs and other equity awards to our service providers in France under our 2014 Plan.
New plan benefits table
Awards under the 2014 Plan are made at the discretion of the Committee and the benefits and amounts that will be received or allocated under the 2014 Plan, as amended pursuant to this Proposal No. 3A, in the future are not determinable at this time, except as specified in the table below. The table below summarizes the dollar value and number of shares that will be received by or allocated to each of our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees (including all current officers who are not executive officers) as a group, to the extent determinable, under and subject to stockholder approval of the 2014 Plan, as amended pursuant to this Proposal No. 3A.

Name and Position	Dollar Value	Number of Units
Nicholas Woodman, Chief Executive Officer and Director Nominee	$ —	—
Anthony Bates, President and Director Nominee	4,427,019(1)	1,103,984(2)
Jack Lazar, Former Chief Financial Officer	—	—
Brian McGee, Chief Financial Officer	—	—
Nina Richardson, Former Chief Operating Officer	—	—
Sharon Zezima, General Counsel	—	—
All current executive officers as a group (4 persons)	4,427,019	1,103,984
All current directors who are not executive officers as a group (5 persons)	—	—
All employees, including all current officers who are not executive officers, as a group	—	—
_______________________

(1)
This amount reflects the aggregate value of the following RSU grants approved by the Committee on May 4, 2016 and subject to stockholder approval of this Proposal No. 3A: (a) 329,525 RSUs and (b) 58,810 RSUs (the “Estimated RSU Grant”) calculated as provided in Item 5.02(e) of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2016, using the Company’s Class A common stock closing price of $11.40 per share on May 4, 2016 as reported on NASDAQ. The Estimated RSU Grant is only an estimate and the final number of RSUs depends on the Company’s Class A common stock closing price on June 6, 2016, in addition to stockholder approval of this Proposal No. 3A.

(2)
Consists of the sum of (a) a stock option to purchase 715,649 shares of the Company’s Class A common stock, (b) 329,525 RSUs, and (c) an estimated 58,810 RSUs, as calculated pursuant to note (1) above.

History of grants
As of May 12, 2016, options to purchase a total of 2,930,094 shares of our Class A common stock had been granted under the 2014 Plan, of which 21,683 have been exercised and 2,480,099 remained outstanding with weighted-average exercise price of $23.74 per share. As of May 12, 2016, 5,352,013 RSUs had been granted under the 2014 Plan, of which 4,744,005 RSUs remained outstanding. The closing price per share of our Class A common stock as reported by NASDAQ on the Record Date of April 13, 2016 was $13.90. The following table summarizes the grants made to each of our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, each nominee for election as a director, each associate of any such directors, executive officers or nominees, each other person who received or is to receive 5% of such options, warrants or rights, and all current employees (including all current officers who are not executive officers) as a group, from the inception of the 2014 Plan through May 12, 2016:

Name and Position	Number of Shares Underlying Options	Number of Shares Underlying Other Awards
Nicholas Woodman, Chief Executive Officer and Director Nominee	—	—
Anthony Bates, President and Director Nominee	37,011(1)	17,880(2)
Jack Lazar, Former Chief Financial Officer	37,011	17,880
Brian McGee, Chief Financial Officer	116,800	55,000
Nina Richardson, Former Chief Operating Officer	—	—
Sharon Zezima, General Counsel	79,995	37,170
Edward Gilhuly, Director Nominee	12,513	1,463
Kenneth Goldman, Director Nominee	—	1,829
Peter Gotcher, Director Nominee	6,049	505
Alexander Lurie, Director Nominee	11,588(3)	958(4)
Michael Marks, Director Nominee	12,513	1,646
All current executive officers as a group (4 persons)	233,806(5)	110,050(6)
All current director nominees who are not executive officers as a group (5 persons)	42,663(7)	6,401(8)
Associates of any such directors, executive officers or nominees	—	—
All employees, including all current officers who are not executive officers, as a group	2,653,625	5,235,562
_______________________

(1)	This amount excludes a stock option grant to purchase 715,649 shares of Class A common stock approved by the Committee on May 4, 2016, subject to stockholder approval of this Proposal No. 3A.

(2)
This amount excludes the following RSU grants approved by the Committee on May 4, 2016, subject to stockholder approval of this Proposal No. 3A: (a) 329,525 RSUs and (b) a number of RSUs to be calculated as provided in Item 5.02(e) of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2016.

(3)
Consists of a stock option grant made to Mr. Lurie in connection with his service as a director of the Company. This amount does not include the following stock option grants that were made to Mr. Lurie in his capacity as our Senior Vice President, Entertainment, a position from which he resigned on January 15, 2016: (a) a stock option to purchase 150,000 shares of Class A common stock made in November 2014, which was subsequently cancelled in November 2015, (b) a stock option to purchase 18,505 shares of Class A common stock made in February 2015, and (c) a stock option to purchase 150,000 shares of Class A common stock made in November 2015. None of the foregoing stock options vested and they were cancelled upon his resignation as an employee.

(4)
Consists of an RSU grant made to Mr. Lurie in connection with his service as a director of the Company. This amount does not include the following RSU grants that were made to Mr. Lurie in his capacity as our Senior Vice President, Entertainment, as set forth in note (3) above: (a) 60,000 RSUs made in November 2014 (the “November 2014 RSU Grant”) and (b) 8,940 RSUs made in February 2015. 15,000 shares subject to the November 2014 RSU Grant vested and settled in accordance with its vesting schedule, and the remaining shares subject to RSU awards made to Mr. Lurie in connection with his employment were cancelled.

(5)	This amount excludes the stock option grant described in note (1) above.

(6)	This amount excludes the RSU grants described in note (2) above.

(7)	This amount excludes the stock option grant made to Mr. Lurie in his capacity as our Senior Vice President, Entertainment, as described in note (3) above.

(8)
This amount excludes the portion of Mr. Lurie’s RSU grants that were subsequently cancelled in connection with his resignation from employment as our Senior Vice President, Entertainment, as described in note (4) above.

Certain interests of directors
In considering the recommendation of our board of directors with respect to this Proposal No. 3A covering the Section 162(m) Limit Increase and the Approval for the purpose of granting French-qualified RSUs, stockholders should be aware that the members of our board of directors have certain interests that may present them with conflicts of interest in connection with such proposal.

On May 4, 2016, the Committee approved awards of RSUs and non-qualified stock options to Anthony Bates, our President and a member of our board of directors, that are contingent upon our stockholders’ approval of this proposal (the “Bates Awards”). The Bates Awards consist of (i) an award of 329,525 RSUs, (ii) an option to purchase 715,649 shares of our Class A common stock and (iii) an additional award of RSUs, the number of which will be determined by a formula based on the closing price per share of our Class A common stock as reported by NASDAQ on June 6, 2016, as described in more detail in Item 5.02(e) of the Current Report on Form 8-K we filed with the Securities and Exchange Commission on May 5, 2016. If this Proposal No. 3A is not approved, the Bates Awards will be void.
As discussed above, directors are eligible to receive awards under the 2014 Plan. Please see “Proposal No. 1—Election of Directors—Director Compensation” in the Proxy Statement for more detail about equity grants to our directors. Our board of directors recognizes that approval of this proposal may benefit our directors and their successors. None of our directors, however, are currently eligible to receive French-qualified RSUs, and we do not anticipate granting French-qualified RSUs to any of our directors in the foreseeable future.
Recommendation of our board of directors on Proposal No. 3A scheduled to be voted on at the Annual Meeting
We are asking our stockholders to approve an amendment to the 2014 Plan to increase the maximum number of shares that can be granted to an employee during any one calendar year for purposes of Section 162(m) and to approve our 2014 Plan (which includes the French Sub Plan) for the purpose of being able to grant French-qualified RSUs, as required by French law. The 2014 Plan, as amended, is set forth as Appendix A hereto. This proposal does not increase the total number of shares authorized for issuance under our 2014 Plan.
The board of directors recommends that you vote “FOR” the approval of Proposal No. 3A.
Required vote for Proposal No. 3A
Approval will be obtained if the number of votes cast “FOR” the proposal at the 2016 Annual Meeting of Stockholders of the Company exceeds the number of votes “AGAINST” the proposal. An “ABSTAIN” vote on Proposal No. 3A will have no effect on the outcome of the vote.
If you have already voted your shares by proxy “FOR” approval of the original Proposal No. 3 as set forth in the Proxy Statement, such vote will be disregarded, and we ask that you submit a new vote “FOR” approval of Proposal No. 3A, as described above. If you have already submitted your proxy, your votes with respect to Proposal No. 1 and Proposal No. 2, as set forth in the Proxy Statement, are not affected by this Amendment. Your vote “FOR” this proposal is important. Important information regarding how to vote your shares and revoke proxies already cast is available in this Amendment and in the Proxy Statement.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AMENDMENTS TO THE GOPRO, INC. 2014 EQUITY INCENTIVE PLAN TO INCREASE THE SECTION 162(M) SHARE LIMITS AND AUTHORIZE GRANTS OF FRENCH-QUALIFIED RSUS

Voting Instructions; Voting of Proxies
If you have voted your shares by proxy “FOR” approval of Proposal No. 3 as set forth in the Proxy Statement, such vote will be disregarded, and we ask that you submit a new vote “FOR” approval of Proposal No. 3A, as set forth in this Amendment and described above. If you have already submitted your proxy, your votes with respect to Proposal No. 1 and Proposal No. 2, as set forth in the Proxy Statement, are not affected by this Amendment. Your vote “FOR” this proposal is important.
Stockholders of Record. If, on the Record Date of April 13, 2016, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the virtual Annual Meeting or vote by telephone, by Internet, or by filling out and returning the enclosed proxy card. If you are a stockholder of record, you may:

•
vote via the virtual meeting website—any stockholder can attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/GPRO2016, where stockholders may vote and submit questions during the meeting. The Annual Meeting starts at 10:00 a.m. (Pacific Time) on June 6, 2016. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;

•	vote via telephone or Internet—in order to do so, please follow the instructions shown on your proxy card; or

•	vote by mail—complete, sign and date the proxy card enclosed herewith and return it before the Annual Meeting in the envelope provided.
Votes submitted by telephone or Internet must be received by 11:59 p.m. (Eastern Time) on June 5, 2016. Submitting your proxy, whether via the Internet, by telephone, or by mail, will not affect your right to vote in person should you decide to attend the virtual Annual Meeting. For Proposal No. 3A, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the enclosed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you receive more than one proxy card, this is because your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone or the Internet. If voting by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.
Beneficial Owner; Shares Registered in the Name of a Broker or Nominee. If, on the Record Date of April 13, 2016, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the virtual Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described in the Proxy Statement) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

APPENDIX A
2014 EQUITY INCENTIVE PLAN, AS AMENDED

GOPRO, INC.
2014 EQUITY INCENTIVE PLAN
1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    SHARES SUBJECT TO THE PLAN.
2.1.    Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 13,470,229 plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2010 Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined below), (ii) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (iii) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (iv) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (v) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award. Provided, however, that shares reserved and available for grant and issuance pursuant to subpart (i) – (v) of this Section 2.1 shall be issuable as Common Stock of the Company regardless of their series or class under the prior plan.
2.2.    Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3.    Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4.    Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be automatically increased January 1 of each of the calendar years 2015 through 2024, by the lesser of (i) three percent (3%) of the number of Shares, Share equivalents, Class B Common Stock shares, and Class B Common Stock equivalents outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board.
2.5.    Limitations. No more than 134,702,290 Shares shall be issued pursuant to the exercise of ISOs.

2.6.    Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including shares reserved under sub-clauses (i)-(v) of Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 or to a Non-Employee Director in Section 12 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
3.    ELIGIBILITY. ISOs may be granted only to eligible Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to be granted more than Three Million (3,000,000) Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees (including new Employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate) are eligible to be granted up to a maximum of Six Million (6,000,000) Shares in the calendar year in which they commence their employment.
4.    ADMINISTRATION.
4.1.    Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)    select persons to receive Awards;
(d)    determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)    determine the number of Shares or other consideration subject to Awards;
(f)    determine the Fair Market Value and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)    grant waivers of Plan or Award conditions;

(i)    determine the vesting, exercisability and payment of Awards;
(j)    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)    determine whether an Award has been earned;
(l)    determine the terms and conditions of any, and to institute any Exchange Program;
(m)    reduce or waive any criteria with respect to Performance Factors;
(n)    adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;
(o)    adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;
(p)    make all other determinations necessary or advisable for the administration of this Plan; and
(q)    delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
4.2.    Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3.    Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.
4.4.    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5.    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries and Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (iii) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, or any other applicable law.
5.    OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:
5.1.    Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2.    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.    Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4.    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5.    Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6.    Termination of Service.
(a)    Not for Death, Disability or Cause. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant ~~on the~~ date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.
(b)    Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c)    Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the date Participant’s Service terminates (with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) six (6) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(d)    Cause. If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause shall have the meaning set forth in the Plan.
5.7.    Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8.    Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9.    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10.    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6.    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.1.    Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.2.    Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
6.3.    Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.4.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
7.    STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1.    Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.2.    Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8.    STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise

Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.1.    Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.2.    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3.    Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
8.4.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
9.    RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.1.    Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.2.    Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
9.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
10.    PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant, or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement.
10.1.    Terms of Performance Shares. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $1,000,000 in Performance Awards in any calendar year under this Plan.
10.2.    Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.
10.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
11.    PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)    by cancellation of indebtedness of the Company to the Participant;
(b)    by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)    by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(d)    by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)    by any combination of the foregoing; or
(f)    by any other method of payment as is permitted by applicable law.
12.    GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed 1,000,000.
12.1.    Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.2.    Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.3.    Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.
13.    WITHHOLDING TAXES.
13.1.    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or Affiliate employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax and social insurance requirements or any other tax liability legally due from the Participant.
13.2.    Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or (iv) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
14.    TRANSFERABILITY.

14.1.    Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.
14.2.    Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.
15.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1.    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.
15.2.    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.    CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.    ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.    REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may (i) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.8 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.    NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
21.    CORPORATE TRANSACTIONS.
21.1.    Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction.
(a)    The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b)    The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected

Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.
(c)    The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).
(d)    The full acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.
(e)    The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
21.2.    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3.    Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23.    TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).
24.    AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25.    NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.    INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27.    ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY.  All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.    DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1.    “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2.    “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
28.3.    “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee's delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4.    “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.
28.5.    “Board” means the Board of Directors of the Company.
28.6.    “Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.6.
28.7.    “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.8.    “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.9.    “Common Stock” means the Class A common stock of the Company.
28.10.    “Company” means GoPro, Inc., or any successor corporation.
28.11.    “Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
28.12.    “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (v) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (v), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same

Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
28.13.    “Director” means a member of the Board.
28.14.    “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
28.15.    “Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.
28.16.    “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.17.    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.18.    “Exchange Program” means a program pursuant to which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is increased or reduced.
28.19.    “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.20.    “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b)    if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(c)    in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d)    if none of the foregoing is applicable, by the Board or the Committee in good faith.
28.21.    “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
28.22.    “IRS” means the United States Internal Revenue Service.
28.23.    “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
28.24.    “Option” means an award of an option to purchase Shares pursuant to Section 5.
28.25.    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.26.    “Participant” means a person who holds an Award under this Plan.
28.27.    “Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.
28.28.    “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)    Profit Before Tax;
(b)    Billings;
(c)    Revenue;
(d)    Net revenue;
(e)    Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);
(f)    Operating income;
(g)    Operating margin;
(h)    Operating profit;
(i)    Controllable operating profit, or net operating profit;
(j)    Net Profit;
(k)    Gross margin;
(l)    Operating expenses or operating expenses as a percentage of revenue;

(m)    Net income;
(n)    Earnings per share;
(o)    Total stockholder return;
(p)    Market share;
(q)    Return on assets or net assets;
(r)    The Company’s stock price;
(s)    Growth in stockholder value relative to a pre-determined index;
(t)    Return on equity;
(u)    Return on invested capital;
(v)    Cash Flow (including free cash flow or operating cash flows)
(w)    Cash conversion cycle;
(x)    Economic value added;
(y)    Individual confidential business objectives;
(z)    Contract awards or backlog;
(aa)    Overhead or other expense reduction;
(bb)    Credit rating;
(cc)    Strategic plan development and implementation;
(dd)    Succession plan development and implementation;
(ee)    Improvement in workforce diversity;
(ff)    Customer indicators;
(gg)    New product invention or innovation;
(hh)    Attainment of research and development milestones;
(ii)    Improvements in productivity;
(jj)    Bookings;
(kk)    Attainment of objective operating goals and employee metrics; and
(ll)    Any other metric that is capable of measurement as determined by the Committee.
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
28.29.    “Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.
28.30.    “Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan.
28.31.    “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.32.    “Person” shall have the meaning as such term is used in Sections 13(d) and 14(d) of the Exchange Act.
28.33.    “Plan” means this GoPro, Inc. 2014 Equity Incentive Plan.
28.34.    “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.35.    “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
28.36.    “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
28.37.    “SEC” means the United States Securities and Exchange Commission.
28.38.    “Securities Act” means the United States Securities Act of 1933, as amended.
28.39.    “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate of the Company, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Company may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. Except as set forth in this Section 28.39, an employee shall have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
28.40.    “Shares” means shares of the Common Stock and the common stock of any successor security.
28.41.    “Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
28.42.    “Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
28.43.    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.44.    “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.45.    “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

APPENDIX B
FRENCH SUB PLAN

GOPRO, INC.
2014 EQUITY INCENTIVE PLAN
FRENCH SUBPLAN

1.	Introduction.
The Board of Directors (the “Board”) of GoPro, Inc. (the “Company”) has established the GoPro, Inc. 2014 Equity Incentive Plan (the “U.S. Plan”) to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, including those at the Company’s French Subsidiaries, of which the Company holds directly or indirectly at least 10% of the share capital (each a “French Entity”), by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.
Sections 4.1(o) and 4.5 of the U.S. Plan authorize the Committee (as defined in the U.S. Plan) to establish subplans and to modify the terms and conditions of any award granted to individuals outside the United States to the extent the Committee determines such actions to be necessary or advisable or to comply or facilitate compliance with applicable foreign laws and regulations. The Committee has determined that it is advisable to establish a subplan for the purpose of permitting restricted stock units (“RSUs”) granted to employees or officers of a French Entity to qualify for the specific tax and social security treatment available for such grants in France. The Committee, therefore, intends to establish a subplan of the U.S. Plan for the purpose of granting RSUs that qualify for the specific tax and social security treatment in France applicable to Company shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended (“French-Qualified RSUs”), to qualifying employees who are resident in France for French tax purposes and/or subject to the French social security regime (the “French Participants”). The terms of the U.S. Plan, as set out in Appendix A hereto, are subject to the limitations in the following rules, and together constitute the rules of the GoPro, Inc. 2014 Equity Incentive Plan French Subplan (this “French Subplan”).
Under this French Subplan, French Participants will be granted RSUs only as defined in Section 2 hereunder. The provisions of the U.S. Plan permitting the grant of incentive stock options, nonqualified stock options, restricted stock awards, stock bonus awards, stock appreciation rights and performance awards are not applicable to grants made under this French Subplan.
2. Definitions.
Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the U.S. Plan. The terms set out below will have the following meanings:
(a) RSUs.
The term “RSUs” shall mean an award granted pursuant to Sections 9 and 12 of the U.S. Plan which is a promise by the Company to issue one Share for each RSU granted to a French Participant, at the end of a specified restricted period, provided certain vesting requirements are satisfied, for no consideration and to which any dividend and voting rights shall attach only upon the issuance of Shares at the time of vesting of the RSUs. RSUs will not be settled in cash.
(b) Date of Grant.
The term “Date of Grant” shall mean the date on which the Committee both (1) designates the French Participant, and (2) specifies the terms and conditions of the RSUs, including the number of Shares to be issued at a future date, the conditions for the vesting of the RSUs and the conditions for the issuance of the Shares underlying the RSUs by the Company, if any, and the conditions for the transferability of the Shares once issued, if any.

 (c) Vesting Date.
The term “Vesting Date” shall mean the date on which French Participants are entitled to receive the Shares related to the RSUs, as specified by the Committee. To qualify for the French specific tax and social security regime, such Vesting Date shall not occur prior to the expiration of the minimum mandatory vesting period applicable to French-Qualified RSUs under Section L. 225-197-1 of the French Commercial Code, as amended and applicable as of the Date of Grant, or the relevant sections of the French Tax Code or the French Social Security Code, as amended. Any additional conditions for the vesting may be provided for in the RSU award agreement for French Participants or other writing evidencing the RSUs provided by the Company.
(d) Closed Period.
The term “Closed Period” shall mean such period as set forth in Section L. 225-197-1 of the French Commercial Code, as amended, which is applicable to companies whose shares are listed on a regulated market and is as follows:
(i) Ten quotation days preceding and three quotation days following the disclosure to the public of the consolidated financial statements or the annual statements of the Company; or
(ii) Any period during which the corporate management of the Company involved in the governance of the Company (such as the Board or the Committee) possesses confidential information which could, if disclosed to the public, significantly impact the trading price of the Shares, until ten quotation days after the day such information is disclosed to the public.
If the French Commercial Code is amended after adoption of this French Subplan to modify the definition and/or the applicability of the Closed Periods to French-Qualified RSUs, such amendments shall become applicable to any French-Qualified RSUs granted under this French Subplan, to the extent required by French law.
(e) Disability.
The term “Disability” shall mean disability as defined under categories 2 ° and 3 ° of Section L. 341-4 of the French Social Security Code, as amended, and subject to the fulfillment of related conditions.
3. Eligibility to Participate.
(a) Subject to Sections 3(b) and (c) below, any French Participant who, on the Date of Grant and to the extent required under French law, is either employed under the terms and conditions of an employment contract with a French Entity (“contrat de travail”), or who is a managing corporate officer of a French Entity (e.g., Président du Conseil d'Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), shall, at the discretion of the Committee, be eligible to receive RSUs under this French Subplan, provided that he or she also satisfies the eligibility conditions of the U.S. Plan.
(b) RSUs may not be issued to corporate officers of a French Entity, other than the managing corporate officers (e.g., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), unless the corporate officer is an employee of a French Entity as defined by French law and is otherwise eligible to receive RSUs under the U.S. Plan.
(c) RSUs may not be issued under this French Subplan to employees or (managing) corporate officers owning more than ten percent (10%) of the Company’s share capital or to individuals other than eligible employees and (managing) corporate officers of the French Entities.
(d) To the extent permissible under French tax and social security laws, including guidelines and specific tax or social security rulings issued by French tax and social security authorities, any individual who is employed by the Company or a Subsidiary shall be eligible to receive RSUs under this French Subplan (provided that he or she also satisfies the eligibility conditions of the U.S. Plan) even if the individual is not a French tax resident and/or subject to the French social contribution regime on the Date of Grant, and such an individual shall be considered, to the extent applicable, as a French Participant.
4. Conditions of the RSUs.
(a) Vesting of RSUs.
RSUs will not vest prior to the Vesting Date defined under Section 2(c) above and provided any additional conditions for the vesting that may be provided for in the Restricted Stock Unit Award Agreement are satisfied. However, notwithstanding the foregoing, in the event of the death of a French Participant, all of his or her outstanding RSUs shall vest under the conditions set forth in Section 5 of this French Subplan.
(b) Holding of Shares.
The Shares issued pursuant to the RSUs held by the French Participants may be subject to a minimum mandatory holding period which may be required under Section L. 225-197-1 of the French Commercial Code, as amended, or under the relevant sections of the French Tax Code or the French Social Security Code, as amended, to benefit from the specific tax and social security regime, and the same may be imposed on such Shares for the French Participants to benefit from the specific tax and social security regime. This holding period will continue to apply even after the French Participant is no longer an employee or (managing) corporate officer of a French Entity or another Subsidiary, except in case of death or Disability of the French Participant.
In addition, the Shares may not be sold or transferred during certain Closed Periods as provided for by Section L. 225-197-1 of the French Commercial Code, as amended, and as interpreted by the French administrative guidelines, to the extent Closed Periods are applicable to Shares issued pursuant to this French Subplan.
(c) French Participant’s Account.
To the extent required to benefit from the French specific tax and social security regime, the Shares issued to a French Participant shall be recorded in the name of the French Participant in an account with the Company or a broker or in such other manner as the Company may otherwise determine to ensure compliance with any applicable restrictions and holding periods as provided by French law.
5. Death and Disability.
In the event of the death of a French Participant, any outstanding RSUs become transferable to the French Participant’s heirs, who can request the issuance of the Shares related to all outstanding RSUs within six months following the death of the French Participant. If Shares are not requested by the heirs within such six-month period, any outstanding RSUs will be forfeited at the end of such six-month period.
The French Participant’s heirs are not subject to the restrictions on the sale of Shares set forth in Section 4(b) above, if any.
In the event of Disability of the French Participant, the French Participant will no longer be subject to the restrictions on the sale of Shares set forth in Section 4(b) above, if any.
6. Adjustments and Change in Capital Structure.
In the event of a change in capitalization or a corporate transaction as set forth in Sections 2.6 and 21 of the U.S. Plan, adjustment to the terms and conditions of the French-Qualified RSUs or underlying Shares may be made only in accordance with the U.S. Plan and pursuant to applicable French legal, tax and social security rules.

 Nevertheless, the Committee, in its discretion, may decide to make adjustments in the case of a transaction for which adjustments are not authorized under French law, in which case the RSUs may no longer qualify as French-Qualified RSUs and the specific tax and social security treatment may be lost. Assumption or substitution of the RSUs in case of a corporate transaction as well as an acceleration of vesting or waiver of holding periods, if any, or any other mechanism implemented upon a merger or change of control, or in any other events, may result in the RSUs being no longer eligible to the specific French tax and social security regime.
7. Disqualification of RSUs.
In the event changes are made to the terms and conditions of the RSUs or to the underlying Shares due to any requirements under the applicable laws or by decision of the Company’s shareholders, the Board or the Committee, the RSUs or underlying Shares may no longer qualify for the specific tax and social security treatment pursuant to Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.
If the RSUs or underlying Shares no longer qualify for the specific tax and social security treatment pursuant to Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, the Committee may, provided it is authorized to do so under the U.S. Plan, determine to lift, shorten or terminate certain restrictions applicable to the vesting of the RSUs or the sale of the Shares underlying the RSUs which may have been imposed under this French Subplan or in the RSU award agreement or other writing delivered to the French Participant.
In the event that any Restricted Stock Units or underlying Shares no longer qualify for the specific tax and social security treatment pursuant to Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, the holder of such Restricted Stock Units shall be ultimately liable and responsible for all taxes and/or social security contributions that he or she is legally required to pay in connection with such Restricted Stock Units or underlying Shares.
8. Interpretation.
It is intended that the RSUs granted under this French Subplan shall qualify for the specific tax and social security treatment applicable to French-Qualified RSUs granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security laws. However, the Company makes no guarantee or undertaking that the RSUs will retain this status. The terms of this French Subplan shall be interpreted according to and in accordance with the relevant provisions set forth by French tax and social security laws, as well as the guidance of the French tax and social security administrations and the relevant guidelines released by the French tax and social security authorities and subject to the fulfillment of legal, tax and reporting obligations, as applicable.
9. Employment Rights.
The adoption of this French Subplan shall not confer upon the French Participants or any employee of a French Entity any employment rights, and shall not be construed as a part of any employment contracts that a French Entity has with its employees.
10. Non-Transferability.
Notwithstanding any provision in the U.S. Plan to the contrary and, except in the case of death, the Restricted Stock Units shall not be transferred to any third party and Shares shall be issued only to the French Participant during his or her lifetime.
 11. Amendments.
Subject to the terms of the U.S. Plan, the Committee reserves the right to amend or terminate this French Subplan at any time.

 12. Effective Date and Term of French Subplan.
This French Subplan is effective as of June 6, 2016.

GoPro
Be a HERO.

GOPRO, INC.
3000 CLEARVIEW WAY
SAN MATEO, CA 94402-3710

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 5, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GPRO2016**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order to have the shares voted, your instructions must be received no later than June 5, 2016 by 11:59 p.m. Eastern Time.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E11780-P74249 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOPRO, INC.

The Board of Directors recommends you vote FOR all of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Nicholas Woodman
02) Anthony Bates
03) Edward Gilhuly
04) Kenneth Goldman
05) Peter Gotcher
06) Alexander Lurie
07) Michael Marks

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐
3. This proposal is no longer valid for the Annual Meeting. Please vote on Proposal No. 3A below.	☐	☐	☐
3A. Approval of Amendments to the GoPro, Inc. 2014 Equity Incentive Plan to Increase the Section 162(m) Share Limits and Authorize Grants of French-Qualified RSUs.	☐	☐	☐

NOTE: Proposal No. 3A, as set forth in Amendment No. 1 to the Definitive Proxy Statement filed with the Securities and Exchange Commission on May 18, 2016 ("Proxy Amendment"), amends and replaces, in its entirety, Proposal No. 3 in the Definitive Proxy Statement as filed with the Securities and Exchange Commission on April 22, 2016. Please refer to the Proxy Amendment for more detail.

Please sign exactly as your name(s) appear(s) in this document. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, Proxy Amendment and Form 10-K are available at www.proxyvote.com.

E11781-P74249

GOPRO, INC.
Annual Meeting of Stockholders
June 6, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nicholas Woodman and Brian McGee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GOPRO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on June 6, 2016, at www.virtualshareholdermeeting.com/GPRO2016 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side